UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2016

ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 Commerce Way East Aurora, New York		14,052
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 805-1599

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 21, 2018, the Board of Directors of Astronics Corporation (the "Corporation") adopted an Amendment (the "Amendment") to the By-Laws of the Corporation (the "By-Laws"). The Amendment, which is effective immediately, added the following language to the By-Laws as a new Article XIV:
ARTICLE XIV
EXCLUSIVE FORUM
Sec. 1.  EXCLUSIVE FORUM.  Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the corporation to the corporation or the corporation’s shareholders, (iii) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the New York Business Corporation Law or the Certificate of Incorporation or these By-Laws (as either may be amended from time to time), or (iv) any action asserting a claim against the corporation or any director or officer or other employee of the corporation governed by the internal affairs doctrine, shall be a state court located within the County of Erie in the State of New York (or, if no state court located within the County of Erie in the State of New York has jurisdiction, the U.S. District Court for the Western District of New York (Buffalo Division)).
The Amendment to the By-Laws is set forth in Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.
On September 25, 2018, Astronics Corporation announced a 15% stock distribution of Class B Stock to holders of both Common and Class B Stock. Stockholders will receive three shares of Class B Stock for every twenty shares of Common and Class B Stock held on the record date of October 12, 2018. Fractional shares will be paid in cash. The Company expects the new shares to be distributed on or about October 22, 2018.

The text of the press release announcing the stock distribution is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.
3.1    Amendment to By-Laws of Astronics Corporation September 21, 2018
99.1    Press Release of Astronics Corporation dated September 25, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation
Dated:	September 25, 2018	By:	/s/ David C. Burney
		Name:	David C. Burney
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amendment to By-Laws of Astronics Corporation September 21, 2018
99.1	Press Release of Astronics Corporation September 25, 2018